BUSINESS LOAN AGREEMENT

--------------------------------------------------------------------------------
      Loan date: 9/5/96   Principal Amount: $110,000   Interest Rate: 36%
--------------------------------------------------------------------------------
Borrower: GREG P. LAMBRECHT             Lender:   GREG BARTON
          AND ROSE HEARTS INC.                    AND/OR ASSIGNS
          6925 216TH SW #N                        17403 NE 45TH ST
          LYNNWOOD, WA 98036                      REDMOND, WA 98036

PROMISE TO PAY. GREG LAMBRECHT and ROSE HEART'S INC. ("BORROWER") Promises to pay to GREG BARTON ("Lender"), or order, in lawful money of United States of America, the principal amount of one hundred and ten thousand dollars ($110,000), with interest on the unpaid balance from September 5, 1996 and all unpaid balances are due on May 5, 1998.

PAYMENT. Borrower will pay this loan in monthly payments of interest only on the 5th day of each month with the first payment paid in advance and the second payment due on November 5, 1996. The monthly payments of interest only will be calculated on a rate of 3% of the outstanding balance. Borrower will pay the lender at lender's address shown above or at such other place as lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

INTEREST RATE. The interest rate of this loan is thirty six percent per annum (36%) or three percent per month (3%).

PREPAYMENT. there are no prepayment penalties on this loan.

LATE CHARGE. If a payment is 10 days or more late, borrower will be charged 5.00% of the regularly scheduled payment.

DEFAULT. borrower will be in default if any of the following happen: (A) Borrower fails to make any payment when due. (B) Borrower breaks any promise Borrower has made to lender, or Borrower fails to perform promptly at the time and strictly in the manner provided in this note or any agreement related to this Note, or in any other agreement made between Borrower and Lender. (C) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of the borrower's property or Borrower's ability to repay this note or perform Borrower's obligations under this Note or any of its related Documents. (D) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect. (E) Borrowers become insolvent, a receiver is appointed or any part of borrower's property, Borrower makes an assignment for the behalf of creditors, or any proceeding is commenced either by Borrower or against Borrower under bankruptcy or insolvency laws. (F) Any creditor tries to take any of borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts. (G) Any of the events described in this default section occurs with respect to the guarantor of this Note. (H) Lender in good faith deems itself insecure.

If any default, other than a default in payment, is curable and if the Borrower has not given notice of a breach of the same provision of this note within the preceding twelve months, it may be cured (and no event of default has occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen days (b) if the cure requires more than fifteen days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDERS RIGHTS, upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then the Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, a its option, may also, if permitted under applicable law, increase the rate to 48% per annum. Lender may hire or pay someone to help collect this note if borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lenders attorneys fees and legal expenses whether or not there is a lawsuit, including attorney's fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), Bank administrative fees and costs, in addition to all other sums provided by law. This note has been delivered to Lender and accepted by Lender in the state of Washington. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Snohomish county, the state of Washington. This Note shall be Governed by and construed in accordance with the laws of the state of Washington.

COLLATERAL. This note is secured by a Security Agreement dated September 3, 1996 and filed with the state of Washington.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as a maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that the Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

ROSE HEARTS INC.

BY: /s/ Greg P. Lambrecht, President
   ----------------------------------
   GREG P. LAMBRECHT, PRESIDENT

CO-BORROWER AND GUARANTOR:

BY: /s/ Greg P. Lambrecht
   ----------------------------------
   GREG P. LAMBRECHT

State of Washington
County of Snohomish
On this day personally appeared before me James B. Stanley
Greg P. Lambrecht
Given under my hand and official seal this third day of September 1996

                    James B. Stanley               [SEAL]

                               LASER PRINTED FORM
           PLEASE TYPE FORM - IF AN ERROR IS MADE, CORRECT ALL COPIES

This UCC-1 FINANCING STATEMENT is presented for filing pursuant to the WASHINGTON UNIFORM COMMERCIAL CODE, chapter 62A. 9 RCW, to perfect a security interest in the below named collateral.


Filing Fee: $12.00

--------------------------------------------------------------------------------
1. DEBTOR(S)                  Xxxxxx:             2. FOR OFFICE USE ONLY--DO NOT
[ ] PERSONAL                  xxx________________    WRITE IN THIS BOX
[ ]                           FILING: 91-T448488
                              XXX_______________
                              XXX_______________
ROSE HEARTS, INC              XXX_______________
6925 216TH SW #N
LYNNWOOD, WA 98036
     TRADE NAME, DBA, AKA:
--------------------------------------------------------------------------------
3. SECURED PARTNER(S) (Name and address)     4. ASSIGNEES

          GREG BARTON AND/OR ASSIGNS
          17403 NE 45TH ST
          REDMOND, WA 98036
--------------------------------------------------------------------------------
5. CHECK ONLY IF APPLICABLE:
[ ]                           [X] Products of Collateral are also covered
--------------------------------------------------------------------------------
6. NUMBER OF ADDITIONAL SHEETS PRESENTED:
--------------------------------------------------------------------------------
7. THE FINANCING STATEMENT
All Inventory, Accounts, Contract Rights and Equipment; whether any of the foregoing is owned now or acquired later; all addsessions, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, general intangibles and accounts proceeds)


--------------------------------------------------------------------------------
8. RETURN ACKNOWLEDGEMENT COPY           9. FILE WITH:
                                              UNIFORM COMMERCIAL CODE
          GREG BARTON AND/OR ASSIGNS          DEPARTMENT OF LICENSING
          17403 NE 45TH ST                    P.O. BOX 9686
          REDMOND, WA 98036                   OLYMPIA, WA 98507-9665
                                            MAKE CHECKS PAYABLE TO THE
                                            DEPARTMENT OF LICENSING
                                        ------------------------------------
                                        10. FOR OFFICE USE ONLY:  IMAGES TO
                                                                  BE FILMED [  ]
--------------------------------------------------------------------------------
11. If

  a. [ ]

  b. [ ]

  c. [ ]
  d. [ ]

--------------------------------------------------------------------------------
12. DEBTOR NAME AND SIGNATURE(S)        13. SECURED PARTY NAME(S) AND SIGNATURE

ROSE HEARTS, INC.                           CITY BANK
--------------------------------------  ----------------------------------------
TYPE NAME OF DEBTOR(S) AS IT APPEARS    TYPE NAME(S) OF SECURED PARTY(IES) AS IT
IN BOX 1.                               APPEARS IN BOX 3 OR 6.

/s/ Greg P. Lambrecht
--------------------------------------  ----------------------------------------
SIGNATURE(S) OF DEBTOR(S)               SIGNATURES) OF SECURED PARTY(IES)


--------------------------------------  ----------------------------------------
SIGNATURE(S) OF DEBTOR(S)               SIGNATURES) OF SECURED PARTY(IES)

                FORM APPROVED FOR USE IN THE STATE OF WASHINGTON


State of Washington
County of Snohomish
On this day personally appeared before me James B. Stanley
Greg P. Lambrecht
Given under my hand and official seal this third day of September 1996

                    James B. Stanley               [SEAL]

                            BUSINESS LOAN AGREEMENT
--------------------------------------------------------------------------------
Loan date: 9/5/96  Principal Amount: $110,000  Interest Rate: 36%
--------------------------------------------------------------------------------
Borrower:          CAN-AM INTERNATIONAL            Lender: GREG BARTON

                   INVESTMENT CORP                         AND/OR ASSIGNS

                   APT 606-888 PACIFIC BLVD                17403 NE 45TH ST

                   VANCOUVER, BC V6Z 1S4                   REDMOND, WA 98036



PROMISE TO PAY, CAN-AM INTERNATIONAL INVESTMENT CORP ("BORROWER") Promises to pay to GREG BARTON ("Lender"), or order, in lawful money of United States of America, the principal amount of one hundred and ten thousand dollars ($110,000), with interest on the unpaid balance from September 5, 1996 and all unpaid balances due on May 5, 1998.

PAYMENT. Borrower will pay this loan in monthly payments of interest only on the 5th day of each month with the first payment paid in advance and the second payment due on November 5, 1996. The monthly payments of interest only will be calculated on a rate of 3% of the outstanding balances. Borrower will pay the lender at lender's address shown above or at such other place as lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

INTEREST RATE. The interest rate of this loan is thirty six percent per annum(36%) or three percent per month(3%).

PREPAYMENT. There are no prepayment penalties on this loan.

LATE CHARGE. If a payment is 10 days or more late, borrower will be charged 5.00% of the regularly scheduled payment.

DEFAULT. Borrower will be in default if any of the following happen: (A)Borrower fails to make any payment when due. (B) Borrower breaks any promise Borrower has made to lender, or Borrower fails to perform promptly at the time and strictly in the manner provided in this note or any agreement related to this Note, or in any other agreement made between Borrower and Lender. (C) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of the borrower's property or Borrowers ability to repay this note or perform Borrower's obligations under this Note or any of its related Documents. (D) Any representation or statement made or furnished or Lender by Borrower or on Borrower's behalf is false or misleading in any material respect. (E) Borrowers become Insolvent, a receiver is appointed for any part of borrower's property, Borrower makes an assignment for the behalf of creditors, or any proceeding is commenced either by Borrower or against Borrower under bankruptcy or insolvency laws. (F) Any creditor tries to take any of borrowers property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrowers accounts. (G) Any of the events described in this default section occurs with respect to the guarantor of this Note. (H) Lender in good faith deems itself insecure.

If any default, other than a default in payment , is curable and the borrower has not given notice of a breach of the same provision of this note within the preceding twelve months, it may be cured (and no event of default has occurred) if borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen days (b) if the cure requires more than fifteen days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to produce compliance as soon as reasonably practical.

LENDERS RIGHTS, upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then the Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the rate to 48% per annum. Lender may hire or pay someone to help collect this note if borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lenders attorneys fees and legal expenses whether or not there is a lawsuit, including attorney's fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), Bank administrative fees and costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the state of Washington. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Snohomish county, the state of Washington. This Note shall be Governed by and construed in accordance with the laws of the state of Washington.

COLLATERAL. This note is secured by a Security Agreement dated September 3, 1996 and filed with the state of Washington

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this note without losing them. Borrower and any other person who signs, guarantees of endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as a maker, guarantor, accommodation maker, or endorser, shall be released from liability. All such parties agree that the Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THIS NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS NOTE.

BORROWER:

J & M WHOLESALE LTD.

BY: /s/ Colin Andrew Jones, President
    -----------------------------------
    COLIN ANDREW JONES, PRESIDENT

CO-BORROWER AND GUARANTOR

BY: /s/ Colin Andrew Jones, President
    -----------------------------------
    COLIN ANDREW JONES, PRESIDENT

State of Washington
County of Snohomish
On this day personally appeared
before me James B Stanley
x____________________________

Given under my hand and Official Seal
this 4th day of September 1996

/s/ James B Stanley                [SEAL]
-------------------------------

Greg Barton                                                    LOAN    AGREEMENT
17403 NW 45th St                                               U.S. DOLLARS
Redmond, Washington, D.C.
98052
                                                               Date:  13Aug1996
(hereafter called the "Lender")                                Loan Amount:   0
________________________________________________________________________________

Member's Name:  CAN-AM INTERNATIONAL INVESTMENT CORP    Bus. Phone:
Member's Name:                                          Bus. Phone:
Address:                APT 505 - 655 Pacific Blvd      Res. Phone: 604 435-1705
                                VANCOUVER BC VEZ 134
                                (hereafter called the borrower)

Member's Name:                                          Bus. Phone:
Member's Name:                                          Bus. Phone:
Address:                                                Res. Phone: 604 435-1705


Member's Name:                                          Bus. Phone:
Member's Name:                                          Bus. Phone:
Address:                                                Res. Phone:

--------------------------------------------------------------------------------
IN CONSIDERATION of Greg Barton, ____________________, establishing a Personal Loan the borrower and agreeing to lend to the Borrower up to the amount shown as the authorized limit, the Borrower acknowledges and agrees to be bound by the terms conditions set forth herein.
--------------------------------------------------------------------------------
* Date of Agreement: | |
  (please complete)

    Authorized Limit:          $  110,000.00  US $     Prime A Lending Rate (as of Today's date):       6.000 %
    Annual Percentage Rate:    36.0%   % per annum.    Loan Interest Rate: Prime A Lending Rate Plus   30.000 %
                                                       Loan Interest Rate: (as at today's date):       36.000 %

    Monthly Payments:             Interest Only

   |x| A deposit equal to or greater than the interest charged on the preceding month's statement is due during the following calendar month
   | |  At least      % of the Closing Monthly  Balance to  be deposited  during the following calendar month.

--------------------------------------------------------------------------------
                       TERMS AND CONDITIONS

1.   ######################################################################### x
     ######################################################################### x

2. The daily outstanding balance of the Loan shall bear interest at the Interest Rate shown above, compounded monthly and calculated daily. if in default, the interest rate will be 48%

3. The Member shall make monthly payments as shown above, and authorizes Greg Barton to debit the Account or any other Member accounts for the amount of the payment plus accrued interest when the sum becomes payable or overdue.

4. The outstanding Balance of the Loan together with all accrued interest, shall be payable ON DEMAND.

--------------------------------------------------------------------------------
                                   EXECUTION
IN WITNESS WHEREOF the member (or if the member is in a corporation, the authorized signatory on behalf of the Member) has executed this Agreement as of the Date set out above.

****THIS LOAN IS NEGOTIATED IN U.S. Dollars****

--------------------------------                  ------------------------------
INTERNATIONAL INVESTMENTS CORP                      Witness As To All Signatures

--------------------------------
Authorized Signatory


State of Washington
County of Snohomish
On this day personally appeared
before me James B Stanley

x
--------------------------------
Given under my hand and Official Seal
this 4th day of September 1996
x
--------------------------------
James B Stanley

5. If the Loan is insured by a mortgage of land, Westminster shall be obligated to make advances and re-advances of the Loan until Westminster shall have demanded payment of the outstanding balance. If the loan is not secured by a mortgage of land, Westminster shall not be obliged to advance or re-advance the Loan or any portion thereof.

6. If there are sufficient funds in the Account to pay any cheque or other item ("the item") drawn on the Account, Westminster shall treat the item as a request for an advance or re-advance of the loan. Westminster will not be required to pay any item if the Loan exceeds the authorized Limit or if payment would result in the Loan exceeding the Authorized Limit. If Westminster pays an item while the Authorized Limit is exceeded or which causes the Authorized Limit to be exceeded, the amount so paid in excess of the Authorized Limit shall be a loan to the Member, bear interest at the Unauthorized Overdraft Rate as established by Westminster from time to time, and be subject to these terms and conditions.

7.   If the Interest Rate is described in relation to "Prime A Lending Rate":

          (a) the "Prime A Lending Rate" will be reviewed and may change daily with changes to B.C. Central Credit Union's Prime Lending Rate.

          (b) a certificate of an executive officer of Westminster as to the Prime Lending Rate in effect at any time shall be conclusive evidence thereof.)

          (c) Westminster shall not be obligated to give the member notice of any changes in the Prime Lending Rate.

8. Westminster may at any time without notice to the Member, suspend or cancel access to the Loan, without affecting the Member's obligations hereunder.

9. Westminster may at any time upon notice to the Member, change the Authorized Limit or the Interest Rate.

10. The Member shall pay all legal or other fees and costs in connection with the preparation, registration, or enforcement of this agreement or any security given in support thereof.

11. Notice to the Member may be sent by ordinary mail addressed to the Member at the Member's then current address in Westminster's records, and shall be deemed to have been received on the third business day following the date of mailing.

12. If more than one person or corporation signs this Agreement, all promises and agreements of the member shall be joint and several.

13. This Agreement may not be assigned by the member and shall enure to the benefit of Westminster and it's successors and assigns, and shall be binding upon the members and the heirs, executors, and administrators of the Member, as the case may be.

-------------------------------------------------------------------------------------------------------------------
 STATEMENT OF COST OF BORROWING FURNISHED PURSUANT TO THE CONSUMER PROTECTION ACT
                  AND REGULATIONS IN RESPECT OF VARIABLE CREDIT


1.   INTEREST RATE CHARGED PER ANNUM ON THE CLOSING DAILY BALANCE CALCULATED AND COMPOUNDED MONTHLY, NOT IN ADVANCE

2.   IF AN AMOUNT IS  OUTSTANDING  FOR LESS THAN A MONTH,  INTEREST  IS CHARGED AT THE STATED FOR THE NUMBER OF DAYS
     THAT THE AMOUNT IS OUTSTANDING.

3.   THE COST  EXPRESSED IN DOLLARS AND CENTS IN AN  ILLUSTRATIVE  SCHEDULE OF AMOUNTS OF  OUTSTANDING  BALANCES AND
     CORRESPONDING CHARGES FOR THE COST OF BORROWING IS AS FOLLOWS:


                   10%        11%         12%         13%       14%           15%          16%           17%
                 Cost of     Cost of    Cost of     Cost of    Cost of      Cost of      Cost of       Cost of
                Borrowing  Borrowing   Borrowing   Borrowing  Borrowing    Borrowing    Borrowing     Borrowing
Loan     Number    For        For         For          For        For           For          For           For
Balance Of Days The Period  The Period  The Period  The Period The Period   The Period   The Period    The Period

$ 50.00    10    $ .14      $ .15        $ .16       $ .18      $ .19         $ .21        $ .22         $ .23
  50.00    20      .27        .30          .32         .36        .38           .41          .44           .47
  50.00    30      .41        .45          .49         .53        .58           .??          .66           .70
 100.00    40      .27        .30          .33         .34        .38           .41          .44           .47
 100.00    50      .55        .60          .66         .71        .77           .82          .88           .93
 100.00    60      .82        .90          .99        1.07       1.15          1.23         1.32          1.40

-------------------------------------------------------------------------------------------------------------------

Greg Barton                             LOAN INDEMNITY AGREEMENT
17403 NW 45th St                           PERSONAL GUARANTEES
Redmond, Washington, D.C.
98052                                                           Date:  13Aug1996
                                                                Loan Amount:   0
(hereafter called the "Lender")                                 Loan Number:   0

--------------------------------------------------------------------------------

Borrower:       CAN-AM INTERNATIONAL INVESTMENT CORP            Birthdate:
Indemnitor's                                                    Birthdate:
Address:        APT 606 - 888 Pacific Blvd
                VANCOUVER BC VEZ 154

Indemnitor:     J&M Wholesale Ltd. and                          Birthdate:
Indemnitor's    Colin Andrew Jones                              Birthdate:
Address:        Unit 110 B 4663 Byrne Rd
                BURNABY BC

                (hereafter called the Indemnitors)              Birthdate:
                                                                Birthdate:
Address:

--------------------------------------------------------------------------------
      In this Indemnity Agreement "you" and "your" mean the indemnitor and
                        "we" and "us" mean Greg Barton
--------------------------------------------------------------------------------
                                  TYPE OF LOAN

This Indemnity relates to the following loan (the "Loan") to be made by us to the Borrower

Personal Loan  In the amount of: $110,000.00 US Dollars  Rate: 36.00 per annum(%

[ ] Limitation * Notwithstanding any term or condition herein. the amount for which the indemnitor shall be liable is limited to $_________________ together with interest thereon at the Loan Rate from the date of demand until payment or judgement.

--------------------------------------------------------------------------------
                                    INDEMNITY

   1. Indemnity - You will indemnify us and hold us harmless against all losses, costs, expenses and damages relating to or arising out of, our making the Loan, including principal monies advanced and re-advanced, interest, costs, charges and expense due to us in connection with the Loan (and whether or not recoverable by us from the Borrower).

   2. Further Terms and Conditions - You agree to be bound by the Further Terms and Conditions appearing on the reverse, which form a part of this indemnity.

   3. Acknowledgement and Waiver - You hereby acknowledge receiving a copy of this Indemnity, a copy of the document(s) evidencing the Loan and a copy of any security agreement securing the Loan and you hereby waive the right to receive a copy of any financing statement, financing change statement, or verification statement in respect of any security agreement securing the Loan or any amendment thereto.

--------------------------------------------------------------------------------
                                    EXECUTION
IN WITNESS WHEREOF the Indemnitor (or if the Indemnitor is a corporation, the authorized signatory on behalf of the Indemnitor) has executed this Agreement as of the Date set out above.


                        -------------------------   ----------------------------
                                                    Witness as To All Signatures
                        /s/ Colin Andrew Jones
----------------------  -------------------------
J & M Wholesale LTD     Colin Andrew Jones
                  and
                            (Personal Capacity)
----------------------
Authorized Signatory


State of Washington
County of Snohomish
On this day personally appeared
before me James B Stanley
x
 ------------------------

Given under my hand and Official Seal             [seal]
this 4th day of September 1996

                                /s/ James B Stanley
                                ------------------------